Exhibit 10.35

               SEVENTH AMENDED AND RESTATED JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

This Seventh Amended and Restated Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated: September 17, 2007

                     [remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              Riv Acquisition Holdings Inc.


                              By: /s/ Paul Kanavos
                                  ------------------------------------
                              Name: Paul Kanavos
                              Title: President


                              Flag Luxury Riv, LLC


                              By: /s/ Paul Kanavos
                                  ------------------------------------
                              Name: Paul Kanavos
                              Title: President


                              RH1, LLC

                              By: FX Luxury Realty, LLC
                                  Its sole member

                                  By: Flag Luxury Properties, LLC
                                      Its Managing Member


                                      By: /s/ Paul Kanavos
                                          ----------------------------
                                      Name: Paul Kanavos
                                      Title: President


                              Flag Leisure Group, LLC


                              By: /s/ Paul Kanavos
                                  ------------------------------------
                              Name: Paul Kanavos
                              Title: President


                              Flag Luxury Properties, LLC


                              By: /s/ Paul Kanavos
                                  ------------------------------------
                              Name: Paul Kanavos
                              Title: President


                              Paul Kanavos


                              /s/ Paul Kanavos
                              ----------------------------------------

                              FX Luxury Realty, LLC

                                  By: Flag Luxury Properties, LLC
                                      Its Managing Member


                                      By: /s/ Paul Kanavos
                                          ----------------------------
                                      Name: Paul Kanavos
                                      Title: President

                              MJX Flag Associates, LLC


                              By: /s/ Robert F.X. Sillerman
                                  ------------------------------------
                              Name: President
                              Title: Robert F.X. Sillerman


                              CKX, Inc.


                              By: /s/ Robert F.X. Sillerman
                                  ------------------------------------
                              Name: Robert F.X. Sillerman
                              Title: Chief Executive Officer


                              MJX Real Estate Ventures, LLC


                              By: /s/ Robert F. X. Sillerman
                                  ------------------------------------
                              Name: Robert F.X. Sillerman
                              Title: Member


                              Robert F.X. Sillerman


                              /s/ Robert F.X. Sillerman
                              ----------------------------------------

                              LMN 134 Family Company LLC


                              By: /s/ Mitchell J. Nelson
                                  ------------------------------------
                              Name: Mitchell J. Nelson
                              Title: Managing Member


                              Mitchell J. Nelson


                              /s/ Mitchell J. Nelson
                              ----------------------------------------

                              ONIROT Living Trust dated 06/20/2000


                              By: /s/ Brett Torino
                                  ------------------------------------
                              Name: Brett Torino
                              Title: Trustee


                              Brett Torino


                              /s/ Brett Torino
                              ----------------------------------------

                              Rivacq LLC

                              By: SOF U.S. Hotel Co-Invest Holdings, L.L.C.

                                  By: SOF-VII U.S. Hotel Holdings, L.L.C.


                                      By: /s/ Barry S. Sternlicht
                                          ----------------------------
                                      Name: Barry S. Sternlicht
                                      Title: Chief Executive Officer


                                  By: I-1/I-2 U.S. Holdings, L.L.C.


                                      By: /s/ Barry S. Sternlicht
                                          ----------------------------
                                      Name: Barry S. Sternlicht
                                      Title: Chief Executive Officer


                              SOF U.S. Hotel Co-Invest Holdings, L.L.C.

                              By: SOF-VII U.S. Hotel Holdings, L.L.C.


                                  By: /s/ Barry S. Sternlicht
                                      ----------------------------
                                  Name: Barry S. Sternlicht
                                  Title: Chief Executive Officer


                              By: I-1/I-2 U.S. Holdings, L.L.C.


                                  By: /s/ Barry S. Sternlicht
                                      ----------------------------
                                  Name: Barry S. Sternlicht
                                  Title: Chief Executive Officer


                              SOF-VII U.S. Hotel Holdings, L.L.C.


                              By: /s/ Barry S. Sternlicht
                                  ------------------------------------
                              Name: Barry S. Sternlicht
                              Title: Chief Executive Officer


                              I-1/I-2 U.S. Holdings, L.L.C.


                              By: /s/ Barry S. Sternlicht
                                  ------------------------------------
                              Name: Barry S. Sternlicht
                              Title: Chief Executive Officer

                              Starwood Global Opportunity Fund VII-A, L.P.

                              By: SOF-VII Management, L.L.C.
                                  Its General Partner

                                  By: Starwood Capital Group Global, L.L.C.
                                      Its General Manager

                                      By: /s/ Barry S. Sternlicht
                                          ------------------------
                                      Name: Barry S. Sternlicht
                                      Title: Chief Executive Officer


                              Starwood Global Opportunity Fund VII-B, L.P.

                              By: SOF-VII Management, L.L.C.
                                  Its General Partner

                                  By: Starwood Capital Group Global, L.L.C.
                                      Its General Manager

                                      By: /s/ Barry S. Sternlicht
                                          ------------------------
                                      Name: Barry S. Sternlicht
                                      Title: Chief Executive Officer


                              Starwood U.S. Opportunity Fund VII-D, L.P.

                              By: SOF-VII Management, L.L.C.
                                  Its General Partner

                                  By: Starwood Capital Group Global, L.L.C.
                                  Its General Manager


                                      By: /s/ Barry S. Sternlicht
                                          -------------------------
                                      Name: Barry S. Sternlicht
                                      Title: Chief Executive Officer

                              Starwood U.S. Opportunity Fund VII-D-2, L.P.

                              By: SOF-VII Management, L.L.C.
                                  Its General Partner

                                  By: Starwood Capital Group Global, L.L.C.
                                      Its General Manager


                                      By: /s/ Barry S. Sternlicht
                                          ----------------------------
                                      Name: Barry S. Sternlicht
                                      Title: Chief Executive Officer


                              Starwood Capital Hospitality Fund I-1, L.P.


                              By: SCG Hotel Management, L.L.C.
                                  Its General Partner

                                  By: Starwood Capital Group Global, L.L.C.
                                  Its General Manager


                                      By: /s/ Barry S. Sternlicht
                                          ----------------------------
                                      Name: Barry S. Sternlicht
                                      Title: Chief Executive Officer


                              Starwood Capital Hospitality Fund I-2, L.P.

                              By: SCG Hotel Management, L.L.C.
                                  Its General Partner

                                  By: Starwood Capital Group Global, L.L.C.
                                  Its General Manager


                                      By: /s/ Barry S. Sternlicht
                                          ----------------------------
                                      Name: Barry S. Sternlicht
                                      Title: Chief Executive Officer

                              SOF-VII Management, L.L.C.

                              By: Starwood Capital Group Global, L.L.C.
                                  Its General Manager


                                  By: /s/ Barry S. Sternlicht
                                      --------------------------------
                                  Name: Barry S. Sternlicht
                                  Title: Chief Executive Officer


                              SCG Hotel Management, L.L.C.

                              By: Starwood Capital Group Global, L.L.C.
                                  Its General Manager


                                  By: /s/ Barry S. Sternlicht
                                      --------------------------------
                                  Name: Barry S. Sternlicht
                                  Title: Chief Executive Officer


                              Starwood Capital Group Global, LLC


                              By: /s/ Barry S. Sternlicht
                                  ------------------------------------
                              Name: Barry S. Sternlicht
                              Title: Chief Executive Officer


                              Barry S. Sternlicht


                              /s/ Barry S. Sternlicht
                              ----------------------------------------